MARKETABLE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2013
Marketable Securities [Abstract]
Schedule of Available-for-sale Securities Reconciliation

(in thousands of $)	2013	2012
Cost	2,707	1,378
Accumulated net unrealized gain (loss)	772	(143)
Fair value	3,479	1,235

Schedule of realized loss on sale of available-for-sale securities

(in thousands of $)	2013	2012	2011
Proceeds from sale of available-for-sale securities	—	—	46,547
Realized loss on sale of securities	—	—	3,355